Securities and Exchange Commission
                     Washington, D.C. 20549


                            Form 8-K

                         Current Report


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):
                          May 10, 1999



                           Cadiz Inc.
       (Exact name of issuer as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


                0-12114                        77-0313235
        (Commission File Number)   (IRS Employer Identification No.)



    100 Wilshire Boulevard, Suite 1600, Santa Monica, CA     90401
    (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (310) 899-4700


ITEM 5.   OTHER EVENTS.
          -------------

     On May 10, 1999, the Board of Directors of Cadiz Inc. (the
"Company") adopted a Stockholder Rights Plan.

     In connection with the Rights Plan, the Board of Directors of the Company declared a dividend of one preferred share purchase right (the "Rights") for each outstanding share of common stock, par value $.01 per share (the "Common Shares"), of the Company outstanding at the close of business on June 1, 1999 (the "Record Date"). Each Right will entitle the registered holder thereof, after the Rights become exercisable and until June 1, 2009 (or the earlier redemption, exchange or termination of the Rights), to purchase from the Company one one-thousandth (1/1,000th) of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Shares"), at a price of $35.00 per one one-thousandth (1/1,000th) of a Preferred Share, subject to certain anti-dilution adjustments (the "Purchase Price"). Until the Distribution Date, the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common
Share certificate.   The "Distribution Date" is the earlier to
occur of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the Common Shares (an "Acquiring Person") or (ii) ten
(10) business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the Common Shares.

     The Rights will be transferred with and only with the Common Shares until the Distribution Date or earlier redemption or expiration of the Rights. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. The Rights will at no time have any voting rights.

     Each Preferred Share purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 1,000 times the dividend, if any, declared per Common Share. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Shares will be entitled to a preferential liquidation payment of $1,000 per share plus any accrued but unpaid dividends but will be entitled to an aggregate payment of 1,000 times the payment made per Common Share. Each Preferred Share will have 1,000 votes and will vote together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. Preferred Shares will not be redeemable. These Rights are protected by customary anti-dilution provisions. Because of the nature of the Preferred Share's dividend, liquidation and voting rights, the value of one one-thousandth of a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

     In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and the Common Shares were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the then current Purchase Price of one Right. In the event that, after a person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of one Right.

     The Rights may be redeemed in whole, but not in part, at a price of $.01 per Right (the "Redemption Price") by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     The Rights will expire on June 1, 2009 (unless earlier redeemed, exchanged or terminated). Continental Stock Transfer &
Trust Company is the Rights Agent.

     The Purchase Price payable, and the number of one one-thousandths of a Preferred Share or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time upon the occurrence of certain events to prevent dilution.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

     Any of the provisions of the Rights Agreement dated as of May 11, 1999, between the Company and the Rights Agent (the "Rights Agreement") may be amended by the Company for so long as the Rights are then redeemable. After the Rights are no longer redeemable, the Company may amend or supplement the Rights Agreement in any manner that does not adversely affect the interests of the holder of the Rights.

     One Right will be distributed to stockholders of the Company for each Common Share owned of record by them on Record Date. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such shares will have attached Rights. The Company has agreed that, from and after the Distribution Date, the Company will reserve 40,259 Preferred Shares initially for issuance upon exercise of the Rights.

     The rights are designed to assure that all of the Company's stockholders receive fair and equal treatment in the event of any proposed takeover of the Company and to guard against partial tender offers, open market accumulations and other abusive tactics to gain control of the Company without paying all stockholders a control premium. The Rights will cause substantial dilution to a person or group that acquires 15% or more of the Company's stock on terms not approved by the Company's Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors at any time prior to the first date that a Person or group has become an Acquiring Person.

     The Rights Agreement specifying the terms of the Rights and the text of the press release announcing the declaration of the Rights, are incorporated herein by reference as exhibits to this Current Report. The foregoing description of the Rights is qualified in its entirety by reference to such exhibits.


ITEM 7.   EXHIBITS.
          ---------

4.1 Rights Agreement, dated as of May 11, 1999, between Cadiz Inc. and Continental Stock Transfer & Trust Company, which includes the form of Certificate of Designations of the Series A Junior Participating Preferred Stock of Cadiz Inc. as Exhibit A, the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

99.1      Text of Press Release, dated May 11, 1999.


                       SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Cadiz Inc.



                              By:  /s/  Stanley E. Speer
                                   ------------------------------
                                        Stanley E. Speer
                                        Chief Financial Officer


Dated:  May 11, 1999